1 Investor Presentation February 2025

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2023, filed with the SEC on February 14, 2024, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, NOI, Cash NOI, Normalized Cash NOI, Net Debt, Adjusted Net Debt, and Pro forma Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update 3 Source: Company data and balance sheet as of December 31, 2024, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. 1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 2. Reflects 10,735,647 of unsettled forward equity shares at the December 31, 2024, weighted average net settlement price of $17.24 per share. 3. Assumes the increased revolving facility size to $500.0 million and the $175.0 million repayment towards the revolver balance had occurred as of December 31, 2024. 88% Necessity, Discount, and Service-Oriented Tenants 99.9% Occupancy 100% Rent Collection $635 million Total PF Liquidity2,3 4.5x Adj. Net Debt2 / Annualized Adj. EBITDAre ✓Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles ✓Proven track record of full occupancy and rent collection; NTST’s single Big Lots vacancy has received strong interest from multiple retailers at or above current rent ✓Long weighted average lease term and de minimis intermediate-term lease expirations within the pharmacy and dollar store industries ✓Low leverage with no immediate-term debt maturities ✓$185.0mm of unsettled forward equity ✓Strong liquidity to provide ample runway for 2025 investments High Credit Quality & Resilient Net Lease Portfolio Well Capitalized Balance Sheet 71% Investment Grade (IG) and Investment Grade Profile (IGP)1 6.9% Wtd. Avg. Cash Yield Since 3Q’20 ✓Strong investment pace since 2020 with a solid pipeline of investment opportunities at attractive cash yields ✓$195.1 million of gross investments completed in 4Q’24 Proven Ability to Source Attractive Investment Opportunities 2028 First Term Loan Maturity $108 million Avg. Net Investments Per Quarter Since 3Q’20 27% Adj. Net Debt2 / Undepreciated Gross Assets ~$450 million Net Investments in 2024 7.5% YE’24 Cash Yield 9.8 Years Weighted Average Lease Term (WALT) 46bps Pharmacy & Dollar Store ABR Expiring Thru YE’28

8.6%5 6.2% 5.0% 4.9%5 4.2% 3.9% 3.8%5 3.0% 2.8% 2.6% BBB Portfolio Overview High-Quality, Diversified Portfolio Consisting of 55.8% Investment Grade Tenants Across 45 States 4 Source: Company data as of December 31, 2024, unless otherwise noted. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Calculation excludes properties under development and one vacant property. 3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody’s), or NAIC2 (National Association of Insurance Commissioners) or higher. 4. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 5. Stats incorporate all completed activities as of February 24, 2025; all other portfolio stats are as of December 31, 2024. 6. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s, Fitch, or NAIC. Key Portfolio Stats Investments1 687 States 45 Portfolio Square Feet (in millions) 12.6 Tenants 98 Retail Sectors 26 % Occupancy2 99.9% % Investment Grade Tenants (by ABR) 3 55.8% WALT (Years)4 9.8 Lease Turnover Through 2027 (by ABR) 5.1% National Footprint in Attractive Markets Top 10 Tenants by % of ABR Investment Grade BBB Sub-Investment Grade ≥1% and <3% ABR <1% ABR ≥5% ABR ≥3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VA WV PA DE NJ NY ME VT NH MA MD CT RI AA BBB+ BBB BB IG Profile Baa1 A A Investment Grade Profile6

Dollar Stores1: Home Improvement: 11.2% Grocery: 13.6% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of December 31, 2024. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. 1. Stats incorporate all completed activities as of February 24, 2025; all other portfolio stats are as of December 31, 2024. Top Industries47.6% Necessity 18.8% Discount 12.5% Other Drug Stores & Pharmacies1: 10.0% 3 13.5% 2 4 Convenience Stores: 9.4% 5 21.1% Service 87.5% ABR Necessity Discount Service 5

Select Tenant Lease Expirations Minimal Lease Rollover Risk with Select Tenants through 2030 6 Next Next WALT Tenant 2025 2026 2027 2028 2029 2030 4 Years 6 Years Years Walgreens - - - 0.18% - - 0.18% 0.18% 9.3 CVS - 0.10% - - 0.15% 0.06% 0.10% 0.32% 11.0 Dollar Tree / Family Dollar - 0.07% - - 0.23% 0.09% 0.07% 0.40% 7.9 Dollar General - - - 0.11% 0.18% 0.10% 0.11% 0.39% 13.1 Advance Auto Parts - - - - - 0.04% - 0.04% 9.7 Total - 0.17% - 0.29% 0.57% 0.29% 0.46% 1.32% 10.6 Five Tenants % ABR Expiring Next 2 Years 0.17% Next 4 Years 0.46% Next 6 Years 1.32% Low Near and Intermediate-Term Lease Rollover Risk with Select Tenants: Active asset management and strong tenant relationships have resulted in well-managed lease expirations with the below tenants

Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows1 >60% 70.8% (55.8% Investment Grade Credit and 15.0% Investment Grade Profile) Granular Assets in Highly Fragmented, Undercapitalized Market Segment $3.5 million Avg. Asset Size $1 to $10 million Avg. Asset Size Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth ~10 Year WALT 9.8 Year2 WALT Diversification by Industry, Tenant, State1 <15% Industry <50% Top 10 Tenants <15% State 13.6% Industry3 45.1% Top 10 Tenants3 12.3% State Significant Focus on Fundamental Real Estate Underwriting Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses 7 Source: Company data as of December 31, 2024, unless otherwise noted. 1. Portfolio statistics as a percentage of ABR. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 3. Stats incorporates all completed activities as of February 24, 2025, as if they occurred by December 31, 2024. Current MetricsInvestment Philosophy Portfolio Strategy Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries1 87.5%Primarily Consistent Investment Approach Disciplined and Deliberate Portfolio Construction

“Market-Taker Assets” 8 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

9 Real Estate Valuation Unit-Level Profitability • Review underlying key real estate metrics to maximize re- leasing potential • Location analysis • Alternative use analysis • Determine rent coverage (min. 2.0x) and cost variability • Assess volatility and likelihood of cash flow weakness C B Tenant Credit Underwriting • Evaluate corporate level financials • Assess business risks • Determine ownership/sponsorship • Rigorous credit underwriting A L e v e l o f U n d e rw ri ti n g E m p h a s is Stringent Three-Part Underwriting Process Our Three-Pronged Approach Results in Superior Downside Protection

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 55.8% 15.0% 29.2% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 10 Source: Company data as of December 31, 2024, unless otherwise noted. 70.8% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

11 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

12 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

13 Source: Company filings from August 2020 through December 31, 2024. 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume ($ in millions) $2,210 $5,853 $2,894 $1,292 $4,541 Investment Grade % 63.5% 67.5% NA 54.8% NA Investment Grade Profile1% 14.9% NA NA NA NA IG + IG Profile % 78.5% NA NA NA NA WALT2 11.3 9.7 9.7 10.7 15.0 Weighted Average Cash Yield 6.9% 6.3%3 7.0% 6.7% 7.5% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

$128,615 $115,321 $117,455 $119,128 $129,207 $115,795 $151,555 $195,079 $0 $40,000 $80,000 $120,000 $160,000 $200,000 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 G ro s s I n v e s tm e n t A c ti v it y ($ 0 0 0 s ) 14 Investment Activity Summary Details Source: Company data as of December 31, 2024. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Number of Investments 71 39 29 57 42 28 33 52 Average Investment $1,811 $2,957 $4,050 $2,090 $3,076 $4,136 $4,593 $3,752 Cash Cap Rates 7.7% 6.8% 7.0% 7.2% 7.5% 7.5% 7.5% 7.4% IG + IGP % 94.9% 80.7% 97.2% 98.7% 84.8% 39.1% 52.4% 51.2% Weighted Average Lease Term2 10.3 11.5 10.0 10.9 11.5 16.7 12.5 14.0

$15,907 $4,060 $13,543 $15,995 $21,600 $12,707 $24,105 $59,337 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 D is p o s it io n s A c ti v it y ($ 0 0 0 s ) 15 Disposition Activity Summary Details Source: Company data as of December 31, 2024. 1. Excludes vacant properties. Dispositions 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Cash Cap Rates1 6.8% 6.7% 6.9% 7.2% 6.8% 6.8% 7.3% 7.1% Number of Investments 8 2 6 6 12 6 8 30 Weighted Average Lease Term 5.6 4.2 7.1 11.2 10.3 10.3 9.9 11.4

16 Source: Company data as of December 31, 2024. Since inception, the Company has disposed of 139 properties totaling $358 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Source: Company data as December 31, 2024, unless otherwise noted. 1. The new $175.0 million senior unsecured term loan includes a one-year extension option to extend maturity to January 2030, at the Company’s discretion. 2. Company extended the existing $175.0 million term loan maturity to January 2029, with a one-year extension option to further extend maturity to January 2030. 3. Reflects 10,735,647 of unsettled forward equity shares at the December 31, 2024, weighted average net settlement price of $17.24 per share. 4. Assumes the increased facility size to $500.0 million and the $175.0 million repayment towards the revolver balance had occurred as of December 31, 2024. Conservative Balance Sheet with Improved Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position Recently Completed Debt Transactions: Increased revolver facility to $500.0 million from $400.0 million and pushed maturity to January 2030; secured new $175.0 million senior unsecured term loan1; and extended existing $175.0 million term loan to January 20302 Abundant Liquidity to Support Growth: $635.2 million in total PF liquidity3,4 Well-Staggered Debt Maturity Profile: Increased weighted average debt maturity to 4.3 years; no term loan maturities expected until 2028 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: Adjusted Net Debt3 / Annualized Adjusted EBITDAre of 4.5x 17 $175 $175 $200 $500 $250 $8 $0 $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 In M ill io n s Debt Maturity Schedule – Pro Forma Revolver Capacity Existing Term Loans New Term Loan Mortgage Note

97% 21% 80% 26% 35% 56%19% 16% 6% 48% 3% 40% 10% 5% FCPT NTST EPRT ADC O NNN Service Discount Necessity 3.6% 11.7% 16.6% 18.9% 20.8% EPRT NTST O ADC NNN FCPT 56% 68% 56% 29% 14% 0% ADC FCPT NTST O NNN EPRT Source: Public filings as of December 31, 2024, unless otherwise noted. O is as of September 30, 2024. 1. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2028 Average Investment Size per Property Investment Grade % Portfolio Composition1 Weighted-Average Lease Term 18 14.0 9.8 9.6 7.9 9.9 7.3 $3.9 $3.9 $3.4 $3.1 $2.7 $2.6 26.5%

Net Debt + Pref. / EBITDA3 Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Stable 19 Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of February 21, 2025. Capitalization data as of December 31, 2024, except O capitalization data as of September 30, 2024. 1. 2025E AFFO per share growth is calculated using FactSet mean 2025E AFFO per share estimates and 2024A AFFO per share. 2. 2024A AFFO per share multiple calculated using current price per share and 2024A AFFO per share. 3. Net Debt plus Preferred is adjusted for forward equity. 4. 2025E AFFO per share multiple calculated using current price per share and FactSet mean 2025E AFFO per share estimates. 2025E AFFO per Share Growth1 2024A AFFO per Share Multiple2 2025E AFFO per Share Multiple4 17.0x 16.9x 15.7x 13.2x 12.7x 12.6x 12.1x 11.1x 3.6x 3.8x 4.2x 4.5x 4.9x 5.2x 5.5x 5.5x 18.3x 17.6x 16.2x 13.6x 13.1x 13.0x 12.4x 11.4x 8.3% 3.7% 3.3% 3.1% 3.1% 3.0% 2.3% 1.7%

Implied Cap Rate G&A Adjusted Implied Cap Rate2 2025E AFFO Multiple 5.6% 5.2% 16.9x 5.6% 5.3% 17.0x 5.9% 5.3% 15.7x 6.7% 6.4% 13.2x 6.9% 6.5% 12.1x 8.1% 7.0% 11.1x Average 6.5% 6.0% 14.3x Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis 20 Peer Benchmarking (unaudited, in millions) Three Months Ended, December 31, 2024 NOI - Property $36.2 Straight-line Rental Adjustments (1.1) Amortization of Lease-Related Intangibles (0.1) Cash NOI - Property 35.0 Intraquarter Net Investment Activity 1.8 Normalized Cash NOI - Property 36.8 Annualized Normalized Cash NOI - Property $147.4 Applied Cap Rate 8.00% 7.75% 7.50% 7.25% 7.00% Implied Real Estate Value $1,842 $1,902 $1,965 $2,033 $2,105 Mortgage Loan Receivable 139.4 Property Under Development 6.1 Other Tangible Assets 58.2 Net Debt1 (672.8) Other Tangible Liabilities (29.7) Implied Equity Value $1,343 $1,403 $1,466 $1,534 $1,607 Fully Diluted Shares Outstanding 82.0 Unsettled Forward Shares1 10.7 Implied Equity Value per Share $14.48 $15.12 $15.81 $16.54 $17.32 Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of December 31, 2024, except O capitalization data as of September 30, 2024. Market data as of February 21, 2025; closing price per share of $14.31. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 10.7 million of unsettled forward equity shares were settled for cash on December 31, 2024 at a weighted average net settlement price of $17.24 per share. 2. (NOI – TTM G&A) / Implied Real Estate Value.

21 Case Studies

Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 22 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Investment Stats: Investment Highlights Case Study: Loan Strategy

23 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Investment Highlights Case Study: Breakup Strategy

24 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market at the time • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Investment Highlights Case Study: Blend & Extend

25 Corporate Responsibility

26 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 4 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

27 401K Plan 100% company match of up to a 6% contribution Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Fourteen days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. 39% Women 22% Ethnically Diverse

28 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of December 31, 2024. 1. Includes the $200 million unsecured term loan which matures in February 2028 and the $250 million unsecured term loan which matures in January 2029. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 18 of our top 20 tenants have corporate sustainability initiatives in place ✓ 68% of ABR represents tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature, based on SBTi, to our unsecured term loans and credit facility1 ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated annually in GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

29 Financial Information and Non-GAAP Reconciliations

Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 REVENUES Rental revenue (including reimbursable) $ 40,598 $ 34,619 $ 150,823 $ 123,967 Interest income on loans receivable 3,103 2,243 11,561 7,388 Other revenue 400 — 400 550.00 Total revenues 44,101 36,862 162,784 131,905 OPERATING EXPENSES Property 4,845 5,064 17,422 16,413 General and administrative 4,456 4,876 19,722 20,176 Depreciation and amortization 20,349 17,078 76,871 63,677 Provisions for impairment 12,633 2,709 29,969 7,083 Transaction costs 158 189 359 456 Total operating expenses 42,441 29,916 144,343 107,805 OTHER INCOME (EXPENSE) Interest expense, net (8,576) (5,646) (30,324) (19,058) Gain on sales of real estate, net 1,002 506 1,876 1,175 Loss on debt extinguishment — — — (128) Other (expense) income, net 508 166 (1,944) 752 Total other expense, net (7,066) (4,974) (30,392) (17,259) Net (loss) income before income taxes (5,406) 1,972 (11,951) 6,841 Income tax (expense) benefit (18) (10) (49) 49 Net (loss) income (5,424) 1,962 (12,000) 6,890 Net (loss) income attributable to noncontrolling interests (28) 21 (63) 53 Net (loss) income attributable to common stockholders $ (5,396) $ 1,941 $ (11,937) $ 6,837 Amounts available to common stockholders per common share: Basic $ (0.07) $ 0.03 $ (0.16) $ 0.11 Diluted $ (0.07) $ 0.03 $ (0.16) $ 0.11 Weighted average common shares: Basic 81,585,762 69,276,514 76,517,767 63,922,973 Diluted 81,585,762 69,922,646 76,517,767 64,665,439 30 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,424) $ 1,962 $ (12,000) $ 6,890 Depreciation and amortization of real estate 20,275 17,000 76,560 63,379 Provisions for impairment 12,633 2,709 29,969 7,083 Gain on sales of real estate, net (1,002) (506) (1,876) (1,175) Funds from Operations (FFO) $ 26,482 $ 21,165 $ 92,653 $ 76,177 Non-recurring executive transition costs, severance and related charges 148 86 1,643 362 Loss on debt extinguishment and other related costs — — — 223 Other non-recurring loss (gain), net (142) (31) 2,934 (78) Core Funds from Operations (Core FFO) $ 26,488 $ 21,220 $ 97,230 $ 76,684 Straight-line rent adjustments (1,120) (456) (2,949) (1,163) Amortization of deferred financing costs 558 565 2,230 1,730 Amortization of above/below-market assumed debt 29 29 114 114 Amortization of loan origination costs and discounts (123) 80 (365) 163 Amortization of lease-related intangibles (95) (93) (458) (611) Earned development interest 110 326 1,072 515 Capitalized interest expense (97) (372) (806) (1,060) Non-cash interest expense (841) (990) (3,789) (2,124) Non-cash compensation expense 999 1,264 5,126 4,822 Adjusted Funds from Operations (AFFO) $ 25,908 $ 21,573 $ 97,405 $ 79,070 FFO per common share, diluted $ 0.32 $ 0.30 $ 1.20 $ 1.18 Core FFO per common share, diluted $ 0.32 $ 0.30 $ 1.26 $ 1.19 AFFO per common share, diluted $ 0.32 $ 0.31 $ 1.26 $ 1.22 Dividends per share $ 0.210 $ 0.205 $ 0.830 $ 0.810 Dividends per share as a percent of AFFO 66% 66% 66% 66% Weighted average common shares outstanding, basic 81,585,762 69,276,514 76,517,767 63,922,973 Operating partnership units outstanding 424,956 486,096 444,435 501,751 Unvested restricted stock units 142,686 160,036 123,992 165,420 Unsettled shares under open forward equity contracts — — 233,606 75,295 Weighted average common shares outstanding, diluted 82,153,404 69,922,646 77,319,800 64,665,439 31 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data)

1. Adjustment reflects the estimated cash yield on developments in process as of December 31, 2024. 2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2024, had occurred on October 1, 2024. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 10,735,647 of unsettled forward equity shares at the December 31, 2024, available net settlement price of $17.24 per share. 32 EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) Three Months Ended December 31, 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,424) $ 1,962 Depreciation and amortization of real estate 20,275 17,000 Amortization of lease-related intangibles (95) (93) Non-real estate depreciation and amortization 75 78 Interest expense, net 8,576 5,646 Income tax expense 18 10 Amortization of loan origination costs and discounts (123) 80 EBITDA 23,302 24,683 Adjustments: Provisions for impairment 12,633 2,709 Gain on sales of real estate, net (1,002) (506) EBITDAre 34,933 26,886 Adjustments: Straight-line rent adjustments (1,120) (456) Non-recurring executive transition costs, severance and related charges 148 86 Other non-recurring gain, net (142) (31) Other non-recurring expenses, net 438 — Transaction costs 158 189 Non-cash compensation expense 999 1,264 Lease termination fees (400) — Adjustment for construction in process(1) 152 719 Adjustment for intraquarter investment activities(2) 1,910 820 Adjusted EBITDAre $ 37,076 $ 29,477 Annualized Adjusted EBITDAre(3) $ 148,304 Net Debt As of December 31, 2024 Principal amount of total debt $ 872,205 Less: Cash, cash equivalents and restricted cash (14,320) Net Debt $ 857,885 Less: Net value of unsettled forward equity(4) (185,063) Adjusted Net Debt $ 672,822 Leverage Net Debt / Annualized Adjusted EBITDAre 5.8 x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.5 x

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2024, had occurred on October 1, 2024. 2. Adjustment assumes all loan activity completed during the three months ended December 31, 2024, had occurred on October 1, 2024. Three Months Ended December 31, 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,424) $ 1,962 General and administrative 4,456 4,876 Depreciation and amortization 20,349 17,078 Provisions for impairment 12,633 2,709 Transaction costs 158 189 Interest expense, net 8,576 5,646 Gain on sales of real estate, net (1,002) (506) Income tax expense 18 10 Amortization of loan origination costs and discounts (123) 80 Interest income on mortgage loans receivable (3,103) (2,243) Lease termination fees (400) — Other expense, net 103 (166) Property-Level NOI 36,241 29,635 Straight-line rent adjustments (1,120) (456) Amortization of lease-related intangibles (95) (93) Property-Level Cash NOI $ 35,026 $ 29,086 Adjustment for intraquarter acquisitions, dispositions and completed development(1) 1,817 Property-Level Cash NOI Estimated Run Rate $ 36,843 Interest income on mortgage loans receivable 3,103 Adjustments for intraquarter mortgage loan activity(2) 93 Total Cash NOI - Estimated Run Rate $ 40,039 Property Operating Expense Coverage Property operating expense reimbursement $ 4,092 $ 4,415 Property operating expenses (4,845) (5,064) Property operating expenses, net $ (752) $ (648) 33 Net Operating Income (unaudited, dollars in thousands)

December 31, 2024 2023 ASSETS Real estate, at cost: Land $ 571,272 $ 460,896 Buildings and improvements 1,400,393 1,149,809 Total real estate, at cost 1,971,665 1,610,705 Less accumulated depreciation (143,422) (101,210) Property under development 6,118 29,198 Real estate held for investment, net 1,834,361 1,538,693 Assets held for sale 48,637 52,451 Mortgage loans receivable, net 139,409 114,472 Cash, cash equivalents and restricted cash 14,320 29,929 Lease intangible assets, net 164,392 161,354 Other assets, net 58,227 49,337 Total assets $ 2,259,346 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 622,608 $ 521,912 Revolving credit facility 239,000 80,000 Mortgage note payable, net 7,853 7,883 Lease intangible liabilities, net 20,177 25,353 Liabilities related to assets held for sale 1,912 1,158 Accounts payable, accrued expenses and other liabilities 29,664 36,498 Total liabilities $ 921,214 $ 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 81,602,232 and 73,207,080 shares issued and outstanding as of December 31, 2024 and 2023, respectively $ 816 $ 732 Additional paid-in capital 1,507,995 1,367,505 Distributions in excess of retained earnings (188,046) (112,276) Accumulated other comprehensive income 10,206 8,943 Total stockholders’ equity 1,330,971 1,264,904 Noncontrolling interests 7,161 8,528 Total equity 1,338,132 1,273,432 Total liabilities and equity $ 2,259,346 $ 1,946,236 34 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data)

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of December 31, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. 5. The total facility size increased to $500.0 million and the maturity was extended to January 15, 2029, and includes a one-year extension option. 6. The term loan was amended to extend the maturity to January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR swap expires in January 2027; the term loan is unhedged beyond that date. 7. The term loan matures on January 15, 2029, and includes a one-year extension option. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 35 $175 $200 $250 $8 $400 $0 $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 $175 $175 $200 $500 $250 $8 $0 $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Proforma Debt Maturity Schedule Revolver Capacity Existing Term Loans Term Loan B Mortgage Note As of December 31, 2024 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 239,000 —% 5.63% $ 160,850 2.6 Unsecured term loan January 15, 2027 175,000 2.40% 3.65% — 2.0 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 3.1 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 4.0 Mortgage note(4) November 1, 2027 8,205 —% 4.53% — 2.8 Total / Weighted Average $ 872,205 3.01% 4.64% $ 160,850 3.0 Proforma as of December 31, 2024 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(5) January 15, 2030 $ 64,000 —% 5.63% $ 435,850 5.0 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 3.1 Unsecured term loan January 3, 2029 250,000 3.74% 4.99% — 4.0 Unsecured term loan A(6) January 15, 2030 175,000 2.40% 3.65% — 5.0 Unsecured term loan B(7) January 15, 2030 175,000 3.87% 5.12% — 5.0 Mortgage note November 1, 2027 8,205 —% 4.53% — 2.8 Total / Weighted Average $ 872,205 3.20% 4.53% $ 435,850 4.3

Net Debt December 31, 2024 Principal amount of total debt $ 872,205 Less: Cash, cash equivalents and restricted cash (14,320) Net Debt $ 857,885 Less: Net value of unsettled forward equity(1) (185,063) Adjusted Net Debt $ 672,822 Net Debt / Annualized Adjusted EBITDAre 5.8x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.5x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 32.9 % Fixed charge coverage ratio ≥ 1.50x 3.92x Maximum secured indebtedness ≤ 40.0% 0.3 % Maximum recourse indebtedness ≤ 10.0% — % Unencumbered leverage ratio ≤ 60.0% 34.7 % Unencumbered interest coverage ratio ≥ 1.75x 3.92x Proforma Liquidity As of December 31, 2024 Unused unsecured revolver capacity(2) $ 435,850 Cash, cash equivalents and restricted cash 14,320 Net value of unsettled forward equity(1) 185,063 Total Proforma Liquidity $ 635,233 Equity Ending Shares/ Units as of December 31, 2024 Equity Market Capitalization % of Total Common shares(3) 81,602,232 $ 1,154,672 99.5 % OP units(3) 424,956 6,013 0.5 % Total 82,027,188 $ 1,160,685 100.0 % Enterprise Value As of December 31, 2024 % of Total Principal amount of total debt $ 872,205 42.9 % Equity market capitalization(3) 1,160,685 57.1 % Total enterprise value $ 2,032,890 100.0% 1. Reflects 10,735,647 of unsettled shares under forward sale agreements at the December 31, 2024, weighted average net settlement price of $17.24 per share. 2. Assumes the increased facility size to $500.0 million and the $175.0 million repayment towards the revolver balance had occurred as of December 31, 2024. 3. Value is based on the December 31, 2024, closing share price of $14.15 per share. 36 Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands)

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. 37 Non-GAAP Measures and Definitions

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, other non-recurring loss (gain), net, other non-recurring expenses (income), transaction costs, lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. 38 Non-GAAP Measures and Definitions (cont’d)

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property- Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of December 31, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. 39 Non-GAAP Measures and Definitions (cont’d)

Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. 40 Non-GAAP Measures and Definitions (cont’d)